OPTIMUM FUND TRUST

Optimum Small-Mid Cap Value Fund
(the "Fund")

Supplement to the Fund’s Prospectus
dated July 29, 2013

The following information replaces the section of the Fund's Prospectus entitled "Fund summaries – Optimum Small-Mid Cap Value Fund – Who manages the Fund? – Sub-advisers – Westwood Management Corp.”:

Westwood Management Corp.

Portfolio managers	Title with Westwood	Start date on the Fund
Ragen Stienke, CFA	Senior Vice President, Senior Portfolio Manager	December 2008
Prashant Inamdar, CFA	Vice President, Portfolio Manager, Research Analyst	December 2013
Grant Taber, CFA	Vice President, Portfolio Manager, Research Analyst	December 2008
Tom Lieu, CFA	Vice President, Portfolio Manager, Research Analyst	January 2011

The following information replaces the section of the Fund's Prospectus entitled "Who manages the Funds – Sub-advisers and portfolio managers – Optimum Small-Mid Cap Value Fund”:

Optimum Small-Mid Cap Value Fund

The Delafield Group, a division of Tocqueville Asset Management L.P. (Tocqueville), located at 40 West 57th Street, 19th Floor, New York, NY 10019, has been in the asset management business since 1985. As of March 31, 2013, Tocqueville had approximately $10.9 billion in assets under management. Tocqueville has held its Fund responsibilities since September 2009.

J. Dennis Delafield and Vincent Sellecchia are primarily responsible for the day-to-day management of The Delafield Group of Tocqueville's share of the Fund's assets. Messrs. Delafield and Sellecchia are Managing Directors of Tocqueville. They have been associated with Tocqueville Asset Management L.P. since September 2009. Prior to joining Tocqueville, Messrs. Delafield and Sellecchia were Managing Directors of Reich & Tang Asset Management, LLC. They have both held their Fund responsibilities since the Fund's inception.

The Killen Group, Inc. (Killen) is an independently owned value manager located in suburban Philadelphia at 1189 Lancaster Avenue, Berwyn, PA 19312. Killen was founded in 1982 and manages private accounts and mutual funds. As of March 31, 2013, The Killen Group had over $2.2 billion in assets under management. Killen has held its Fund responsibilities since January 2006.

Lee S. Grout, CFA, and Robert E. Killen are primarily responsible for the day-to-day management of Killen's share of the Fund's assets. Mr. Grout is Executive Vice President and Head of Investment

Research at Killen, which he joined in 1997. Mr. Killen is Chairman, CEO and founder of Killen. Messrs. Grout and Killen have held their Fund responsibilities since January 2006.

Westwood Management Corp. (Westwood) is an investment adviser located at 200 Crescent Court in Dallas, TX. Westwood was founded in 1983 and predominantly serves the institutional marketplace through separately managed portfolios in addition to providing sub-advisory services for commingled funds and mutual funds. As of March 31, 2013, Westwood had approximately $14.3 billion in assets under management. Westwood has held its Fund responsibilities since December 2008.

A team of portfolio managers is primarily responsible for the day-to-day management of Westwood's share of the Fund's assets. All of the portfolio team members participate in the investment decision process when determining the stock selection for the portfolio and the appropriate weight of the stocks selected. The portfolio team members are: Ragen Stienke, Prashant Inamdar, Grant Taber and Tom Lieu. Mr. Stienke, CFA, is a Senior Vice President and Senior Portfolio Manager who has been with Westwood since 2004. Prior to joining Westwood, Mr. Stienke was with UBS Investment Bank in the research department. Mr. Inamdar, CFA, is a Vice President and Portfolio Manager and joined Westwood in 2013.  Prior to joining Westwood, Mr. Inamdar worked at Chilton Investment Company as Vice President, Research, and most recently, served as Senior Analyst at 3 Twelve Capital.  Mr. Taber, CFA, is a Vice President and Portfolio Manager and joined Westwood in 2008. Prior to joining Westwood, Mr. Taber worked at Bessemer Trust Company from 2004 until 2008, where he served as Vice President, Large Cap Research Analyst. Mr. Lieu, CFA, joined the Westwood team in 2010. Prior to joining Westwood, Mr. Lieu held positions at Lazard and Bank of America, most recently he served as a Research Analyst at Persistency Capital, LLC in New York, NY. With the exception of Mr. Lieu (who has held his Fund responsibilities since January 2011) and Mr. Inamdar (who has held his Fund responsibilities since December 2013), the other portfolio managers have held their Fund responsibilities since December 2008.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated December 23, 2013.